UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2018

LEXINGTON REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-12386	13-3717318
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

LEPERCQ CORPORATE INCOME FUND L.P.
(Exact name of registrant as specified in its charter)

Delaware	33-04215	13-3779859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Penn Plaza, Suite 4015, New York, New York		10119-4015
(Address of principal executive offices)		(Zip Code)

(212) 692-7200
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

___    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 31, 2018, Lexington Realty Trust, or the Trust, and Lepercq Corporate Income Fund L.P., or the Partnership, entered into two purchase and sale agreements (the “First Purchase Agreement” and the “Second Purchase Agreement”) and a contribution agreement (the “Contribution Agreement”) with LX JV Investor LLC, an affiliate of Davidson Kempner Capital Management LP, which collectively provide for the sale/contribution of interests in various entities that collectively own 21 office assets to NNN Office JV L.P. (“Office JV”), a newly formed joint venture between LX JV Investor LLC and affiliates of the Trust and the Partnership, for $726 million.  Information on the 21 office assets is set forth under Item 2.01 below.

The Office JV is governed by a Limited Partnership Agreement, dated as of August 31, 2018 (the “JV Agreement”), among LX JV Investor LLC, as a limited partner, NLSAF LP1 LLC, as a limited partner, UHA LP2 LLC, as a limited partner, and LXPDK GP LLC, as the sole general partner.   NLSAF LP1 LLC and UHA LP2 LLC, affiliates of the Trust and the Partnership (collectively, the “Lexington Partners”), collectively own 20% of the Office JV and LX JV Investor LLC owns 80% of the Office JV.  LXPDK GP LLC, a wholly-owned subsidiary of the Trust, is entitled to asset management fees in an amount equal to 85 basis points of capital, subject to a floor, and may be removed as general partner upon certain conditions following a For Cause Event (as defined in the JV Agreement).

The JV Agreement provides for quarterly distributions of distributable funds (1) first, to repay preferred contributions and a return thereon, if any, (2) second, pari passu and pro rata in accordance with percentage interest until LX JV Investor LLC has received a cumulative ten percent (10%) Internal Rate of Return (as defined in the JV Agreement), (3) third, thirty percent (30%) to the Lexington Partners and seventy percent (70%) to LX JV  Investor LLC, pari passu until LX JV Investor LLC has received a cumulative fifteen percent (15%) Internal Rate of Return, and (4) thereafter, forty-five (45%) to the Lexington Partners and fifty-five percent (55%) to LX JV Investor LLC, pari passu.   The JV Agreement also provides the limited partners with customary major decision rights and contains buy/sell and forced sale provisions after a lockout period.

The foregoing description is qualified in its entirety by reference to the First Purchase Agreement, the Second Purchase Agreement, the Contribution Agreement and the JV Agreement, which are respectively attached as Exhibit 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 31, 2018, the Trust and the Partnership completed the disposition of 20 assets (described in the table below) to the Office JV, and the Office JV completed the acquisition of such 20 assets, pursuant to the First Purchase Agreement, the Second Purchase Agreement and the Contribution Agreement. The Richmond, Virginia asset is being held in escrow pending lender confirmation that the transfer to the Office JV is a permitted transfer. The aggregate purchase price of the 21 assets (including the Richmond, Virginia asset) was $726 million, including the assumption of approximately $46 million of non-recourse financing secured by the Charlotte, North Carolina asset and the expected assumption of $57 million of a non-recourse first mortgage financing secured by the Richmond, Virginia asset. The Office JV also obtained a $363 million non-recourse first mortgage loan.  The Trust and the Partnership collectively received net cash proceeds of approximately $565 million at closing (with $38 million held in escrow for the Richmond, Virginia asset pending lender confirmation as described above and $264 million held by a qualified section 1031 intermediary) and the Trust and the Partnership collectively received a 20% interest in the Office JV.

	Property Location	City	State	Primary Tenant (Guarantor)
*	9201 E. Dry Creek Rd.	Centennial	CO	Arrow Electronics, Inc.
	9655 Maroon Cir.	Englewood	CO	TriZetto Corporation
*	1315 West Century Dr.	Louisville	CO	Global Healthcare Exchange, Inc. (GHX Ultimate Partner Corporation)
	143 Diamond Ave.	Parachute	CO	Caerus Piceance LLC (Alenco Inc.)
	2500 Patrick Henry Pkwy.	McDonough	GA	Georgia Power Company
*	231 N. Martingale Rd.	Schaumburg	IL	CEC Educational Services, LLC (Career Education Corporation)
	3902 Gene Field Rd.	St. Joseph	MO	Boehringer Ingelheim Vetmedica, Inc. (Boehringer Ingelheim USA Corporation)
*	1210 AvidXchange Ln.	Charlotte	NC	AvidXchange, Inc.
	333 Mount Hope Ave.	Rockaway	NJ	Atlantic Health System, Inc.
	6226 West Sahara Ave.	Las Vegas	NV	Nevada Power Company
	2221 Schrock Rd.	Columbus	OH	MS Consultants, Inc.
	500 Olde Worthington Rd.	Westerville	OH	InVentiv Communications, Inc. (Syneos Health, Inc.)
	25 Lakeview Dr.	Jessup	PA	TMG Health, Inc.
	601 & 701 Experian Pkwy.	Allen	TX	Experian Information Solutions, Inc. / TRW, Inc. (Experian Holdings, Inc.)
*	4001 International Pkwy.	Carrollton	TX	Motel 6 Operating, LP
	810 Gears Rd.	Houston	TX	United States of America
	10001 Richmond Ave.	Houston	TX	Schlumberger Holdings Corp.
	6555 Sierra Dr.	Irving	TX	TXU Energy Retail Company, LLC (Vistra Energy Corp.)
	8900 Freeport Pkwy.	Irving	TX	Nissan Motor Acceptance Corporation (Nissan North America, Inc.)
**	800 East Canal St.	Richmond	VA	McGuireWoods LLP
	500 Kinetic Dr.	Huntington	WV	AMZN WVCS LLC (Amazon.com, Inc.)
* Partnership consolidated property.
** Held in escrow pending lender confirmation of permitted transfer.

Item 7.01 Regulation FD Disclosure.

On September 4, 2018, we made available a presentation entitled “Lexington Realty Trust Announces Disposition of 21-Property Office Portfolio for $726 Million to Joint Venture” on the “Investors” section of our web site at www.lxp.com and issued a related press release, copies of which are furnished herewith as Exhibits 99.1 and 99.2.

The information furnished pursuant to this “Item 7.01 - Regulation FD Disclosure”, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing made by us under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such a filing. Information contained on our web site is not incorporated by reference into this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(b)    Pro forma financial information. The following financial information is submitted at the end of this Current Report on Form 8-K and is filed herewith and incorporated herein by reference:

Lexington Realty Trust:
Summary of Unaudited Pro Forma Condensed Consolidated Financial Statements
Unaudited Pro Forma Condensed Consolidated Balance Sheet of Lexington Realty Trust as of June 30, 2018
Unaudited Pro Forma Condensed Consolidated Statements of Operations of Lexington Realty Trust for the Six Months Ended June 30, 2018 and the Year Ended December 31, 2017
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Lepercq Corporate Income Fund L.P.:
Summary of Unaudited Pro Forma Condensed Consolidated Financial Statements
Unaudited Pro Forma Condensed Consolidated Balance Sheet of Lepercq Corporate Income Fund L.P. as of June 30, 2018
Unaudited Pro Forma Condensed Consolidated Statements of Operations of Lepercq Corporate Income Fund L.P. for the Six Months Ended June 30, 2018 and the Year Ended December 31, 2017
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(d)    Exhibits

Exhibit No.	Exhibit
10.1	Purchase and Sale Agreement, dated as of August 31, 2018, between the Trust and the Partnership, as sellers, and LX JV Investor LLC, as purchaser.

10.2	Purchase and Sale Agreement II, dated as of August 31, 2018, between the Trust and the Partnership, as sellers, and LX JV Investor LLC, as purchaser.

10.3	Contribution Agreement, dated as of August 31, 2018, between Net Lease Strategic Assets Fund L.P. and Union Hills Associates, as contributors, and LX JV Investor LLC.

10.4
Limited Partnership Agreement of NNN Office JV L.P., dated as of August 31, 2018, among LX JV Investor LLC, as a limited partner, NLSAF LP1 LLC, as a limited partner, UHA LP2 LLC, as a limited partner, and LXPDK GP LLC, as sole general partner.

99.1	Presentation entitled “Lexington Realty Trust Announces Disposition of 21-Property Office Portfolio for $726 Million to Joint Venture” dated September 4, 2018.

99.2	Press release issued September 4, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lexington Realty Trust

Date: September 5, 2018	By:	/s/ Patrick Carroll
Patrick Carroll
Chief Financial Officer

Lepercq Corporate Income Fund L.P.
By: Lex GP-1 Trust, its general partner

Date: September 5, 2018	By:	/s/ Patrick Carroll
Patrick Carroll
Vice President and Treasurer

LEXINGTON REALTY TRUST
SUMMARY OF UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On August 31, 2018, Lexington Realty Trust (the “Trust”) disposed of 20 office properties to a newly-formed joint venture in which the Trust has a 20% interest. An additional asset, the Richmond, Virginia asset, is being held in escrow pending lender confirmation that the disposition to the joint venture is a permitted transfer. Gross proceeds from the disposition of the 21 office properties were approximately $726 million (including the Richmond, Virginia asset).

The following unaudited pro forma condensed consolidated balance sheet of the Trust at June 30, 2018 is presented as if the disposition of the 21 office properties (including the Richmond, Virginia property held in escrow as the disposition of this asset is a probable transaction) and formation of the joint venture had occurred on June 30, 2018. The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2018 and for the year ended December 31, 2017, are presented as if the disposition of the 21 office properties and formation of the joint venture had occurred on January 1, 2017. The unaudited pro forma condensed consolidated financial statements include all necessary adjustments to reflect the effects of the above transaction.

This pro forma condensed consolidated financial information is presented for information purposes only in accordance with Article 11 of Regulation S-X and is not necessarily indicative of what the Trust's financial results would have been for the periods presented, nor does it purport to represent the future financial results of the Trust. This pro forma condensed consolidated financial information should be read in conjunction with the Trust's financial statements as filed with the Securities and Exchange Commission on Form 10-Q for the six months ended June 30, 2018 and on Form 10-K for the year ended December 31, 2017.

LEXINGTON REALTY TRUST
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
JUNE 30, 2018

	Historical (A)	Pro Forma Adjustments		Pro Forma
		(In thousands)
Assets:
Real estate, at cost	$3,650,121	$(656,281)	(B)	$2,993,840
Real estate - intangible assets	523,097	(106,542)	(B)	416,555
	4,173,218	(762,823)		3,410,395
Less: accumulated depreciation and amortization	1,139,865	(225,182)	(B)	914,683
Real estate, net	3,033,353	(537,641)		2,495,712
Assets held for sale	171,550	—		171,550
Cash and cash equivalents	75,373	262,976	(C)	338,349
Restricted cash	71,564	(12)	(B)
		301,812	(D)	373,364
Investment in and advances to non-consolidated entities	17,199	53,685	(E)	70,884
Deferred expenses, net	29,472	(13,705)	(B)	15,767
Rent receivable - current	4,712	—		4,712
Rent receivable - deferred	52,861	622	(B)	53,483
Other assets	20,107	(7,758)	(B)	12,349
Total assets	$3,476,191	$59,979		$3,536,170

Liabilities and Equity:
Liabilities:
Mortgages and notes payable	$701,774	$(101,668)	(B)	$600,106
Revolving credit facility borrowing	195,000	—		195,000
Term loans payable, net	597,251	—		597,251
Senior notes payable, net	495,616	—		495,616
Trust preferred securities, net	127,246	—		127,246
Dividends payable	48,474	—		48,474
Liabilities held for sale	2,333	—		2,333
Accounts payable and other liabilities	26,207	(1,591)	(B)	24,616
Accrued interest payable	6,069	—		6,069
Deferred revenue - including below market leases, net	33,736	(10,500)	(B)	23,236
Prepaid rent	13,189	—		13,189
Total liabilities	2,246,895	(113,759)		2,133,136

Commitments and contingencies
Equity:
Preferred shares	94,016	—		94,016
Common shares	24	—		24
Additional paid-in-capital	2,811,981	—		2,811,981
Accumulated distributions in excess of net income	(1,693,165)	171,345	(F)	(1,521,820)
Accumulated other comprehensive income	1,098	—		1,098
Total shareholders’ equity	1,213,954	171,345		1,385,299
Noncontrolling interests	15,342	2,393	(G)	17,735
Total equity	1,229,296	173,738		1,403,034
Total liabilities and equity	$3,476,191	$59,979		$3,536,170
The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

LEXINGTON REALTY TRUST
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2018

	Historical (A)	Pro Forma Adjustments		Pro Forma
	(In thousands except per share data)

Gross revenues:
Rental	$192,171	$(31,611)	(B)	$160,560
Tenant reimbursements	15,959	(6,199)	(B)	9,760
Total gross revenues	208,130	(37,810)		170,320
Expense applicable to revenues:
Depreciation and amortization	(91,977)	14,241	(B)	(77,736)
Property operating	(22,383)	6,591	(B)	(15,792)
General and administrative	(16,417)	28	(B)	(16,389)
Non-operating income	900	913	(C)	1,813
Interest and amortization expense	(42,065)	2,801	(B)	(39,264)
Impairment charges	(88,318)	4,687	(B)	(83,631)
Gains on sales of properties	37,206	—		37,206
Loss before provision for income taxes and equity in earnings of non-consolidated entities	(14,924)	(8,549)		(23,473)
Provision for income taxes	(882)	35	(B)	(847)
Equity in earnings of non-consolidated entities	188	2,823	(D)	3,011
Net loss	(15,618)	(5,691)		(21,309)
Less net income attributable to noncontrolling interests	(391)	117	(B)
		(72)	(E)	(346)
Net loss attributable to Lexington Realty Trust shareholders	(16,009)	(5,646)		(21,655)
Dividends attributable to preferred shares - Series C	(3,145)	—		(3,145)
Allocation to participating securities	(130)	—		(130)
Net loss attributable to common shareholders	$(19,284)	$(5,646)		$(24,930)
Net loss attributable to common shareholders - per common share - basic	$(0.08)	$(0.02)		$(0.10)
Weighted-average common shares outstanding - basic	237,690,306	—		237,690,306
Net loss attributable to common shareholders - per common share - diluted	$(0.08)	$(0.02)		$(0.10)
Weighted-average common shares outstanding - diluted	237,690,306	—		237,690,306

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

LEXINGTON REALTY TRUST
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2017

	Historical (A)	Pro Forma Adjustments		Pro Forma
	(In thousands except per share data)

Gross revenues:
Rental	$359,832	$(62,000)	(B)	$297,832
Tenant reimbursements	31,809	(12,678)	(B)	19,131
Total gross revenues	391,641	(74,678)		316,963
Expense applicable to revenues:
Depreciation and amortization	(173,968)	29,681	(B)	(144,287)
Property operating	(49,194)	13,490	(B)	(35,704)
General and administrative	(34,158)	40	(B)	(34,118)
Litigation settlement	(2,050)	—		(2,050)
Non-operating income	10,378	(3,931)	(B)
		1,825	(C)	8,272
Interest and amortization expense	(77,883)	2,684	(B)	(75,199)
Debt satisfaction gains, net	6,196	—		6,196
Impairment charges and loan loss	(44,996)	—		(44,996)
Gains on sales of properties	63,428	—		63,428
Income before provision for income taxes and equity in earnings (losses) of non-consolidated entities	89,394	(30,889)		58,505
Provision for income taxes	(1,917)	68	(B)	(1,849)
Equity in earnings (losses) of non-consolidated entities	(848)	6,529	(D)	5,681
Net income	86,629	(24,292)		62,337
Less net income attributable to noncontrolling interests	(1,046)	309	(B)
		(168)	(E)	(905)
Net income attributable to Lexington Realty Trust	85,583	(24,151)		61,432
Dividends attributable to preferred shares - Series C	(6,290)	—		(6,290)
Allocation to participating securities	(226)	—		(226)
Net income attributable to common shareholders	$79,067	$(24,151)		$54,916
Net income attributable to common shareholders - per common share - basic	$0.33	$(0.10)		$0.23
Weighted-average common shares outstanding - basic	237,758,408	—		237,758,408
Net income attributable to common shareholders - per common share - diluted	$0.33	$(0.10)		$0.23
Weighted-average common shares outstanding - diluted	241,537,837	—		241,537,837

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

LEXINGTON REALTY TRUST
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.   Adjustments to Pro Forma Condensed Consolidated Balance Sheet

(A)
Represents the Trust's historical condensed consolidated balance sheet as of June 30, 2018, which was derived from the Trust's quarterly report on Form 10-Q for the quarterly period ended June 30, 2018.

(B)
Represents the Trust's disposition of 21 office properties to a newly-formed joint venture and the necessary adjustments to eliminate the impact of the assets and liabilities associated with the disposition of the office properties.

(C)	Represents the net disposition proceeds received, excluding amounts classified as restricted cash.

(D)	Represents amounts classified as held by a qualified section 1031 intermediary.

(E)	Represents the Trust's 20% ownership interest in the newly-formed joint venture.

(F)
Represents the Trust's disposition of the 21 office properties and the related estimated gains on sale of real estate and estimated debt satisfaction charges on the assumption of certain mortgage debt at sale.

(G)
Represents the noncontrolling interests' share of the Partnership's related estimated gains on sale of real estate and estimated debt satisfaction charges on the assumption of certain mortgage debt at sale.

2.    Adjustments to Pro Forma Condensed Consolidated Statements of Operations

(A)
Represents the Trust's historical condensed consolidated statements of operations for the six months ended June 30, 2018 and the year ended December 31, 2017, which were derived from the Trust's quarterly report on Form 10-Q for the six months ended June 30, 2018 and the annual report on Form 10-K for the year ended December 31, 2017, respectively.

(B)
Represents the Trust's disposition of 21 office properties and the necessary adjustments to eliminate the impact of historical rental income, tenant reimbursements, non-operating income, property operating expenses, interest and amortization expense, taxes and depreciation and amortization associated with the 21 office properties. The adjustments exclude the effect of the estimated gains on sale of real estate and the estimated debt satisfaction charges on the assumption of certain mortgage debt that would have been recognized on the disposition of 21 office properties, as this represents a non-recurring transaction and is excluded for pro forma statement of operations purposes.

(C)	Represents the Trust's fee for the management of the joint venture.

(D)	Represents the Trust's equity in earnings of the joint venture.

(E)	Represents the noncontrolling interests' share of the equity in earnings of the joint venture.

LEPERCQ CORPORATE INCOME FUND L.P.
SUMMARY OF UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On August 31, 2018, Lepercq Corporate Income Fund L.P. (the “Partnership”) disposed of five office properties to a newly-formed joint venture in which the Partnership has an aggregate 13.9% interest, including through its interest in Net Lease Strategic Assets Fund L.P. Gross proceeds from the disposition of the five office properties were approximately $196 million.

The following unaudited pro forma condensed consolidated balance sheet of the Partnership at June 30, 2018 is presented as if the disposition of the five office properties and formation of the joint venture had occurred on June 30, 2018. The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2018 and for the year ended December 31, 2017, are presented as if the disposition of the five office properties and formation of the joint venture had occurred on January 1, 2017. The unaudited pro forma condensed consolidated financial statements include all necessary adjustments to reflect the effects of the above transaction.

This pro forma condensed consolidated financial information is presented for information purposes only in accordance with Article 11 of Regulation S-X and is not necessarily indicative of what the Partnership's financial results would have been for the periods presented, nor does it purport to represent the future financial results of the Partnership. This pro forma condensed consolidated financial information should be read in conjunction with the Partnership's financial statements as filed with the Securities and Exchange Commission on Form 10-Q for the six months ended June 30, 2018 and on Form 10-K for the year ended December 31, 2017.

LEPERCQ CORPORATE INCOME FUND L.P.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
JUNE 30, 2018

	Historical (A)	Pro Forma Adjustments		Pro Forma
		(In thousands)
Assets:
Real estate, at cost	$736,576	$(143,163)	(B)	$593,413
Real estate - intangible assets	96,465	(31,143)	(B)	65,322
	833,041	(174,306)		658,735
Less: accumulated depreciation and amortization	210,568	(49,860)	(B)	160,708
Real estate, net	622,473	(124,446)		498,027
Assets held for sale	17,284	—		17,284
Cash and cash equivalents	15,009	32,649	(C)	47,658
Restricted cash	67,094	80,046	(D)	147,140
Investment in and advances to non-consolidated entities	5,931	36,976	(E)	42,907
Deferred expenses, net	5,569	(3,381)	(B)	2,188
Rent receivable - current	440	—		440
Rent receivable - deferred	20,560	(5,874)	(B)	14,686
Other assets	2,252	(1,623)	(B)	629
Total assets	$756,612	$14,347		$770,959

Liabilities and Partners' Capital:
Liabilities:
Mortgages and notes payable	$238,285	$(45,052)	(B)	$193,233
Co-borrower debt	164,605	(9,684)	(F)	154,921
Related party advances, net	4,350	(260)	(F)	4,090
Accounts payable and other liabilities	3,507	—		3,507
Accrued interest payable	669	—		669
Deferred revenue - including below market leases, net	4,927	(689)	(B)	4,238
Distributions payable	14,953	—		14,953
Prepaid rent	2,704	—		2,704
Total liabilities	434,000	(55,685)		378,315

Commitments and contingencies
Partners' capital	322,612	70,032	(G)	392,644
Total liabilities and partners' capital	$756,612	$14,347		$770,959

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

LEPERCQ CORPORATE INCOME FUND L.P.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2018

	Historical (A)	Pro Forma Adjustments		Pro Forma
	(In thousands except per unit data)

Gross revenues:
Rental	$39,789	$(8,501)	(B)	$31,288
Tenant reimbursements	3,992	(2,985)	(B)	1,007
Total gross revenues	43,781	(11,486)		32,295
Expense applicable to revenues:
Depreciation and amortization	(18,111)	3,382	(B)	(14,729)
Property operating	(5,430)	3,402	(B)	(2,028)
General and administrative	(3,673)	10	(B)
		210	(C)	(3,453)
Non-operating income	167	—		167
Interest and amortization expense	(10,393)	1,261	(B)
		286	(C)	(8,846)
Impairment charges	(23,938)	—		(23,938)
Gains on sales of properties	15,362	—		15,362
Loss before provision for income taxes and equity in earnings of non-consolidated entities	(2,235)	(2,935)		(5,170)
Provision for income taxes	(37)	—		(37)
Equity in earnings of non-consolidated entities	324	1,799	(D)	2,123
Net loss	$(1,948)	$(1,136)		$(3,084)
Net loss per unit	$(0.02)	$(0.02)		$(0.04)
Weighted-average units outstanding	80,565,611	—		80,565,611

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

LEPERCQ CORPORATE INCOME FUND L.P.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2017

	Historical (A)	Pro Forma Adjustments		Pro Forma
	(In thousands except per unit data)

Gross revenues:
Rental	$74,707	$(15,532)	(B)	$59,175
Tenant reimbursements	8,066	(5,914)	(B)	2,152
Total gross revenues	82,773	(21,446)		61,327
Expense applicable to revenues:
Depreciation and amortization	(37,266)	6,347	(B)	(30,919)
Property operating	(12,516)	7,155	(B)	(5,361)
General and administrative	(6,721)	12	(B)
		202	(C)	(6,507)
Non-operating income	386	(3)	(B)	383
Interest and amortization expense	(15,969)	(418)	(B)
		359	(C)	(16,028)
Impairment charges	(12,061)	—		(12,061)
Gains on sales of properties	4,491	—		4,491
Income (loss) before provision for income taxes and equity in earnings of non-consolidated entities	3,117	(7,792)		(4,675)
Provision for income taxes	(34)	—		(34)
Equity in earnings of non-consolidated entities	476	4,210	(D)	4,686
Net income (loss)	$3,559	$(3,582)		$(23)
Net income (loss) per unit	$0.04	$(0.04)		$ (0.00)
Weighted-average units outstanding	82,537,628	—		82,537,628

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

LEPERCQ CORPORATE INCOME FUND L.P.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.   Adjustments to Pro Forma Condensed Consolidated Balance Sheet

(A)
Represents the Partnership's historical condensed consolidated balance sheet as of June 30, 2018, which was derived from the Partnership's quarterly report on Form 10-Q for the quarterly period ended June 30, 2018.

(B)
Represents the Partnership's disposition of five office properties and the necessary adjustments to eliminate the impact of the assets and liabilities associated with the disposition of the five office properties.

(C)	Represents the net disposition proceeds received, excluding amounts classified as restricted cash.

(D)	Represents amounts classified as held by a qualified section 1031 intermediary.

(E)	Represents the Partnership's aggregate 13.9% ownership interest in the newly-formed joint venture.

(F)	Represents the change in allocations of co-borrower debt and allocated expenses from the Trust due to the disposition of the properties.

(G)
Represents the Partnership's disposition of the five office properties and the related estimated gains on sale of real estate and estimated debt satisfaction charge on the assumption of certain mortgage debt at sale.

2.    Adjustments to Pro Forma Condensed Consolidated Statements of Operations

(A)
Represents the Partnership's historical condensed consolidated statements of operations for the six months ended June 30, 2018 and the year ended December 31, 2017, which were derived from the Partnership's quarterly report on Form 10-Q for the six months ended June 30, 2018 and the annual report on Form 10-K for the year ended December 31, 2017, respectively.

(B)
Represents the Partnership's disposition of five office properties and the necessary adjustments to eliminate the impact of historical rental income, tenant reimbursements, non-operating income, property operating expenses, interest and amortization expense, and depreciation and amortization associated with the five office properties. The adjustments exclude the effect of the estimated gains on sale of real estate and the estimated debt satisfaction charge on the assumption of certain mortgage debt that would have been recognized on the disposition of the five office properties, as this represents a non-recurring transaction and is excluded for pro forma statement of operations purposes.

(C)	Represents the change in allocation of expenses from the Trust due to the disposition of the properties.

(D)	Represents the Partnership's aggregate equity in earnings of the joint venture.